MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Supplement dated March 31, 2005 to the
Prospectus dated February 28, 2005

Effective April 1, 2005, the following changes will be made to the Prospectus of Merrill Lynch Global Allocation Fund, Inc. (the “Fund”).

The section captioned “Risk/Return Bar Chart” beginning on page 5 is replaced in its entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Financial Times Stock Exchange (FTSE) World Index, a broad measure of market performance, and other broad based indices. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 17.85% (quarter ended June 30, 2003) and the lowest return for a quarter was -14.39% (quarter ended September 30, 2002). The year-to-date return as of December 31, 2004 was 13.36%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Merrill Lynch Global Allocation Fund, Inc. — Class A#:
Return Before Taxes##	8.28%	8.43%	11.78%

Merrill Lynch Global Allocation Fund, Inc. — Class B:
Return Before Taxes##	9.36%	8.48%	11.69%*
Return After Taxes on Distributions##	8.41%	6.80%	8.91%*
Return After Taxes on Distributions and
Sale of Fund Shares##	6.31%	6.34%	8.55%*

Merrill Lynch Global Allocation Fund, Inc. — Class C:
Return Before Taxes##	12.32%	8.76%	11.52%

Merrill Lynch Global Allocation Fund, Inc. — Class I#:
Return Before Taxes##	8.50%	8.72%	12.07%

Merrill Lynch Global Allocation Fund, Inc. — Class R:
Return Before Taxes##**	13.95%	9.44%	12.16%

Financial Times Stock Exchange (FTSE) World Index†	16.06%	-1.27%	8.55%

Standard & Poor’s (S&P) 500 Index‡	10.88%	-2.30%	12.07%

Financial Times Stock Exchange (FTSE)
World Index (ex-US) Equities‡	21.75%	0.15%	6.22%

Merrill Lynch Treasury Index GAO5‡	2.40%	7.24%	6.97%

Citigroup Non-US Dollar World Govt Bond Index‡	12.14%	8.77%	7.33%

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
##	Includes all applicable fees and sales charges.
*	Class B shares automatically convert to Class A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
**	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.
†	The FTSE World Index is a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
‡	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The FTSE World Index (ex-U.S.) Equities is an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Merrill Lynch Treasury Index GA05 is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Citigroup Non-US Dollar World Govt Bond Index (formerly the Salomon Brothers World Government Bond Index (ex-U.S.)) is an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States. Performance of an index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Code #: 10810-0205SUP